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                                                                   EXHIBIT 10.10

                           ULTRA CLEAN HOLDINGS, INC.

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (the "AGREEMENT") is made as of _____________, 20__ by and between Ultra Clean Holdings, Inc., a Delaware corporation (the "COMPANY"), and _____________________ (the "INDEMNITEE").

         WHEREAS, the Company and the Indemnitee recognize the difficulty in obtaining directors' and officers' liability insurance, the cost of such insurance and the limited scope of coverage of such insurance;

         WHEREAS, the Company and the Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

         WHEREAS, the Indemnitee does not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection; and

         WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as the Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

         NOW, THEREFORE, the Company and the Indemnitee hereby agree as follows:

         1.       Indemnification.

                  (a) Third Party Actions. The Company shall indemnify and hold harmless the Indemnitee if the Indemnitee was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action, suit or proceeding by or in the right of the Company) by reason of the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with

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respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, in itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that the Indemnitee's conduct was unlawful.

                  (b) Actions by or in the Right of the Company. The Company shall indemnify and hold harmless the Indemnitee if the Indemnitee was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that, if applicable law so provides, no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the Delaware Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding any other provision of this Agreement, the Indemnitee shall not be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under
Section 16(b) of the Securities Exchange Act of 1934, as amended.

                  (c) Mandatory Payment of Expenses. To the extent that the Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this
Section 1 or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee in connection therewith.

                  (d) Determination of Conduct. Any indemnification under Subsections (a) and (b) of this Section 1 (unless ordered by a court) shall be made by the Company upon a determination that the indemnification of the Indemnitee

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is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Subsections (a) and (b) of this Section 1. Such determination shall be made (1) by a majority vote of the disinterested directors, even though less than a quorum, (2) by independent legal counsel in a written opinion or (3) by the stockholders. Notwithstanding the foregoing, the Indemnitee shall be entitled to contest any determination as to the Indemnitee's standard of conduct set forth in Subsections (a) and (b) of this Section 1 by petitioning a court of competent jurisdiction.

                  (e) Selection of Independent Counsel. If the determination of entitlement to indemnification is to be made by independent counsel pursuant to Subsection (d) of this Section 1, the independent counsel shall be selected jointly by the Indemnitee and the Company. In the event the Indemnitee and the Company cannot agree on the selection of the independent counsel, either party may petition the Delaware Court of Chancery or other court of competent jurisdiction to resolve the issue or to make its own provisions for the selection of independent counsel. The Company shall pay any and all reasonable fees and expenses of the independent counsel incurred in connection with acting pursuant to Section 1(d) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Subsection (e), regardless of the manner in which such independent counsel was selected or appointed.

         2.       Expenses; Indemnification Procedure.

                  (a) Advancement of Expenses. Expenses incurred in connection with any action, suit or proceeding by the Indemnitee, if the Indemnitee reasonably believes that he is entitled to indemnification pursuant to Subsection (a) or (b) of Section 1 hereof, shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company pursuant to this Agreement (the "UNDERTAKING"); provided, however, that the Company shall not be required to advance expenses to the Indemnitee in connection with any proceeding (or part thereof) initiated by the Indemnitee unless the action, suit or proceeding was authorized in advance by the board of directors of the Company; provided further that no advance shall be made by the Company to the Indemnitee in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of disinterested directors or (ii) by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that the Indemnitee acted in bad faith or in a manner that the Indemnitee did not believe to be in or not opposed to the best interests of the Company. Nonetheless, the Indemnitee shall be entitled to receive interim payments of expenses pursuant to this Subsection (a) unless and until such

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defense may be finally adjudicated by court order or judgment from which no further right of appeal exists.

                  (b) Notice/Cooperation by the Indemnitee. The Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any action, suit or proceeding involving the Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to the Indemnitee). In addition, the Indemnitee shall cooperate with, and provide such information to, the Company as it may reasonably require and as shall be within the Indemnitee's power.

                  (c) Procedure. Any indemnification and advances determined proper in accordance with Sections 1 or 2 hereof shall be made no later than 45 days after such determination. If a claim under this Agreement, any law, statute or rule, or any provision of the Company's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws providing for indemnification, is not paid in full by the Company within 45 days after such determination, the Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 hereof, the Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that the Indemnitee has not met the standards of conduct required under applicable law for the Company to indemnify the Indemnitee for the amount claimed.

                  (d) Notice to Insurers. If, at the time of the receipt of a notice of an action, suit or proceeding pursuant to Section 2(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all reasonable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

                  (e) Assumption of Defense. In the event the Company shall be obligated under Section 2(a) hereof to pay the expenses of any action, suit or proceeding involving the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding, with counsel approved by the Indemnitee (such approval not to be unreasonably withheld), upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the

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Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding; provided that (i) the Indemnitee shall have the right to employ his or her counsel in any such action, suit or proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such action, suit or proceeding, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.

         3.       Additional Indemnification Rights; Nonexclusivity.

                  (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding the fact that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Amended and Restated Certificate of Incorporation, the Company's Amended and Restated Bylaws or by law, statute or rule. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  (b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which the Indemnitee may otherwise be entitled under the Company's Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, any agreement, any vote of shareholders or disinterested directors, the Delaware General Corporation Law or by law, statute or rule. The indemnification provided under this Agreement shall continue as to the Indemnitee for any act or omission while serving in an indemnified capacity even though he or she may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

         4. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by the Indemnitee in connection with any action, suit or proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expenses, judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

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         5.       Mutual Acknowledgment. Both the Company and the Indemnitee
acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. The Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify the Indemnitee.

         6. Officer and Director Liability Insurance. The Company may, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of (x) the Company's directors, if the Indemnitee is a director, (y) the Company's officers, if the Indemnitee is not a director of the Company, but is an officer or (z) the Company's key employees, if the Indemnitee is not an officer or director, but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company. However, the Company's decision whether or not to adopt and maintain such insurance shall not affect in any way its obligations to indemnify the Indemnitee under this Agreement or otherwise.

         7. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to take or not take any act in violation of applicable law. The Company shall not be in breach of this Agreement if, pursuant to court order, it is prohibited from performing its obligations hereunder. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify the Indemnitee to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

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         8.       Exceptions. Any other provision herein to the contrary
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                  (a) Claims Initiated by the Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other law, statute or rule, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit.

                  (b) Lack of Good Faith. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each material assertion made by the Indemnitee in such proceeding was not made in good faith or was frivolous.

                  (c) Insured Claims. To indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to the Indemnitee by an insurance carrier under a policy maintained by the Company.

                  (d) Claims Under Section 16(b). To indemnify the Indemnitee for expenses and the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         9. Construction of Certain Phrases. For purposes of this Agreement, references to the "Company" shall include any constituent corporation (including any constituent of a constituent) absorbed by purchase, consolidation, merger or otherwise which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if the Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as the Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

         10. Effectiveness. This Agreement shall be deemed to be effective as of the commencement date of the Indemnitee's service as an officer or director of the Company.

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         11.      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

         12. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Indemnitee and the Indemnitee's estate, heirs, legal representatives and assigns.

         13. Attorneys' Fees. In the event that any action, suit or proceeding is instituted by the Indemnitee under this Agreement to enforce or interpret any of the terms hereof, the Indemnitee shall be entitled to be paid all court costs and expenses (including attorneys' fees), incurred by the Indemnitee with respect to such action, unless as a part of such action, suit or proceeding the court of competent jurisdiction determines that each material assertion made by the Indemnitee as a basis for such action, suit or proceeding was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all court costs and expenses (including attorneys' fees) incurred by the Indemnitee in defense of such action (including with respect to the Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court of competent jurisdiction determines that each material defense asserted by the Indemnitee was made in bad faith or was frivolous.

         14. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         15. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Agreement and agree that any action, suit or proceeding instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

         16. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware.

         17. Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. All prior negotiations, agreements and understandings between the parties with respect hereto are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                             ULTRA CLEAN HOLDINGS, INC.

                                             By: _____________________________
                                                 Name:  Clarence L. Granger
                                                 Title: Chief Executive Officer

Agreed and accepted as of the date hereof:

INDEMNITEE

____________________________________

____________________________________
____________________________________
____________________________________
(address)

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